UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K/A

                                CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)    January 10, 2006

                          ON THE GO HEALTHCARE, INC.
            (Exact name of registrant as specified in its charter)

   DELAWARE                      333-61538                 98-0231687
- ---------------             --------------------    -------------------
(State or Other                 (Commission          (IRS Employer
Jurisdiction of                 File Number)           Identification
 Incorporation)                                                   No.)

                         85 Corstate Avenue, Unit #1
                              Concord, Ontario
                               Canada L4K 4Y2
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (905) 760-2987

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On January 10, 2006, we entered into an agreement to purchase all of the issued and outstanding shares of Island Corporation stock in exchange
for $2,311,536 (Canadian dollars).   The purchase price was paid in a
combination of 1,060,000 shares of our restricted stock, $1,100,000 in cash
and a promissory note for $400,000.   The promissory note pays no interest
and will be paid as follows: $100,000 on or before January 20, 2006 and the remaining $300,000 paid in twelve equal payments starting on March 31, 2006 and continuing monthly until paid in full.

The foregoing description of the terms and conditions of the acquisition and promissory note are qualified in their entirety by, and made subject to, the more complete information set forth in the Memorandum of Agreement and Promissory Note attached as Exhibits 2.1 and 4.1, respectively, to the Form 8-K filed January 12, 2006 and incorporated herein by reference.


This report may contain forward-looking statements that involve risks and uncertainties, including, without limitation, statements concerning our business and possible or assumed future results of operations. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including: our ability to continue as a going concern, adverse economic changes affecting markets we serve; competition in our markets and industry segments; our timing and the profitability of entering new markets; greater than expected costs, customer acceptance of our products or difficulties related to our integration of the businesses we may acquire; and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial  statements  of  businesses  acquired:

We are not required to file financial statements with this Form 8-K/A.

(b)  Pro  forma  financial  information:

We are not required to file financial statements with this Form 8-K/A.

(c)  Exhibits:


EXHIBIT NUMBER          DESCRIPTION

2.1 Memorandum of Agreement between the Company, Norman Drolet and Ettore Naccarato, 2Film Technologies Inc. and Island Corporation, dated January 10, 2006 (included as Exhibit 2.1 to the Form 8-K filed January 12, 2006 and incorporated herein by reference).

4.1 Promissory Note between the Company and Norman Drolet and Ettore Naccarato dated January 10, 2006 (included as Exhibit 4.1 to the
        Form 8-K filed January 12, 2006 and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                On The Go Healthcare, Inc
Date: February 22, 2006
                                By:  /s/ Stuart Turk
                                ------------------------------------
                                Stuart Turk
                                Chief Executive Officer and President